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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

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                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    June 28, 2000
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                            BIRMAN MANAGED CARE, INC.
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             (Exact name of Registrant as specified in its charter)



        Delaware                      000-22127                   62-1584092
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(State or other jurisdiction   (Commission File Number)           (I.R.S. EIN)
        of incorporation)



1025 Highway 111 South, Cookeville, Tennessee                        38501
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(Address of principal executive offices)                           (Zip  Code)


Registrant's telephone number, including area code:  (931) 372-7800
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                                    NO CHANGE
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          (Former name or former address, if changed since last report)



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Item 4.  Changes in Registrants Certifying Accountant.
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                           Item 4 of the Form 8-K filed May 4, 2000 is amended
                           by adding the new paragraph under the Section captioned Former Accountant.

         Former Accountant.
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                           Prior to filing the Form 8-K, the registrant provided
                           Marlin & Edmondson, PC ("Marlin"), its former independent auditor, with a copy of the disclosures made in the report and requested that Marlin provide, within ten days of the report's filing, a letter addressed to the Securities and Exchange Commission commenting upon the statements made by the registrant therein. On June 28, 2000, the registrant received Marlin's letter dated May 4, 2000, a copy of which is attached as Exhibit 1.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BIRMAN MANAGED CARE, INC.



Dated:  June 29, 2000                        By: /s/ David N. Birman, M.D.
                                                 -------------------------------
                                                 David N. Birman, M.D., Chairman

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                                  EXHIBIT INDEX
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EXHIBIT                                                               PAGE NO.
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1             Letter of Marlin & Edmondson, PC                             4

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